================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-11444) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 78                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 78                             [X]

                         VANGUARD/WELLINGTON FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           on March 19, 1998, pursuant to paragraph (b) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE PERIOD ENDED NOVEMBER 30, 1997 ON FEBRUARY 27, 1998.

================================================================================

                         VANGUARD/WELLINGTON FUND, INC.

                             CROSS REFERENCE SHEET

                             FORM N-1A
                            ITEM NUMBER                                    LOCATION IN PROSPECTUS
    Item 1.   Cover Page...........................................   Cover Page
    Item 2.   Synopsis.............................................   Not Applicable
    Item 3.   Condensed Financial Information......................   Financial Highlights; Fund
                                                                      Expenses
    Item 4.   General Description of Registrant....................   Investment Strategy; Investment
                                                                      Limitations; Investment
                                                                      Policies; General Information;
                                                                      Investment Risks
    Item 5.   Management of the Fund...............................   Management of the Fund; The Fund
                                                                      and Vanguard
   Item 5A.   Management's Discussion of Fund Performance..........   Herein incorporated by reference
                                                                      to Registrant's Annual Report to
                                                                      Shareholders dated November 30,
                                                                      1997 filed with the Securities &
                                                                      Exchange Commission's EDGAR
                                                                      system on January 20, 1998
    Item 6.   Capital Stock and Other Securities...................   Investing with Vanguard; Buying
                                                                      Shares; Redeeming Shares; The
                                                                      Share Price; Dividends, Capital
                                                                      Gains and Taxes; General
                                                                      Information
    Item 7.   Purchase of Securities Being Offered.................   Cover Page; Investing in
                                                                      Vanguard; Buying Shares
    Item 8.   Redemption or Repurchase.............................   Redeeming shares
    Item 9.   Pending Legal Proceedings............................   Not Applicable
                             FORM N-1A                                     LOCATION IN STATEMENTS
                            ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page...........................................   Cover Page
   Item 11.   Table of Contents....................................   Cover Page
   Item 12.   General Information and History......................   Investment Objectives and
                                                                      Policies; General Information
   Item 13.   Investment Objective and Policies....................   Investment Objectives and
                                                                      Policies; Investment Limitations
   Item 14.   Management of the Registrant.........................   Management of the Fund;
                                                                      Investment Management
   Item 15.   Control Persons and Principal Holders of
              Securities...........................................   Management of the Fund; General
                                                                      Information
   Item 16.   Investment Advisory and Other Services...............   Management of the Fund;
                                                                      Investment Management
   Item 17.   Brokerage Allocation.................................   Not Applicable
   Item 18.   Capital Stock and Other Securities...................   General Information; Financial
                                                                      Statements
   Item 19.   Purchase, Redemption and Pricing of Securities Being
              Offered..............................................   Purchase of Shares; Redemption
                                                                      of Shares
   Item 20.   Tax Status...........................................   Not Applicable
   Item 21.   Underwriters.........................................   Not Applicable
   Item 22.   Calculations of Performance Data.....................   Not Applicable
   Item 23.   Financial Statements.................................   Financial Statements

VANGUARD/
WELLINGTON FUND

Prospectus
March 19, 1998



This prospectus contains financial data for the Fund through the fiscal year ended November 30, 1997.


                                                       [THE VANGUARD GROUP LOGO]

VANGUARD/WELLINGTON FUND                                  A BALANCED MUTUAL FUND

CONTENTS

Fund Profile              1

Fund Expenses             2

Financial Highlights      3

A Word About Risk         4

The Fund's Objectives     4

Who Should Invest         4

Investment Strategy       5

Investment Policies       8

Investment Limitations   10

Investment
Performance              10

Share Price              11

Dividends, Capital
Gains, and Taxes         11

The Fund and
Vanguard                 12

Investment Adviser       13

General Information      14

Investing
with Vanguard            15

Services and
Account Features         15

Types of Accounts        16

Distribution Options     17

Buying Shares            18

Redeeming Shares         19

Transferring
Registration             22

Fund and Account
Updates                  22

Prospectus Postscript    24

Glossary  Inside Back Cover





INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Wellington Fund (the "Fund") is a diversified open-end investment company, or mutual fund, that seeks to conserve capital and to provide moderate long-term capital growth and moderate income.

      The Fund invests approximately 60% to 70% of its assets in dividend-paying stocks of established, large- and medium-sized companies that, in the adviser's opinion, are undervalued but whose prospects are improving. The remaining 30% to 40% of assets are invested primarily in high-quality, longer-term corporate bonds with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

      IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN STOCKS (WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE) AND BONDS (WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES), YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated March 19, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard/Wellington Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                            Vanguard/Wellington Fund


WHO SHOULD INVEST (page 4)

-     Investors seeking moderate long-term capital growth and moderate income.

-     Investors willing to invest for the long term -- at least five years.

WHO SHOULD NOT INVEST

-     Investors seeking significant dividend income.

-     Investors unwilling to accept significant share-price fluctuations.

RISKS OF THE FUND (pages 4 - 10)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to -- among other risks -- stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply) and interest rate risk (the chance that bond prices will decline because of rising interest rates).

DIVIDENDS AND CAPITAL GAINS (page 11)

Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISER (page 13)

Wellington Management Company, LLP,
Boston, Mass.

INCEPTION DATE: July 1, 1929

NET ASSETS AS OF 11/30/1997: $21.3 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 11/30/1997: 0.29%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: Welltn

VANGUARD FUND NUMBER: 021

CUSIP NUMBER: 921935102

QUOTRON SYMBOL: VWELX.Q

ACCOUNT FEATURES (page 15)

-     Telephone Redemption

-     Vanguard Direct Deposit Service(TM)

-     Vanguard Automatic Exchange Service(SM)

-     Vanguard Fund Express(R)

-     Vanguard Dividend Express(SM)


AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED NOVEMBER 30, 1997

                         1 YEAR  5 YEARS  10 YEARS
Wellington Fund          18.6%   16.6%    15.1%
Composite Index*         21.7    16.4     16.0

*65% stocks, 35% bonds. See page 11 for details.

QUARTERLY RETURNS (%) 1988 - 1997 (intended to show volatility of returns)

QUARTERLY RETURN                    QUARTER                    FUND/PORTFOLIO          BENCHMARK
----------------                    -------                    --------------          ---------

     1988                            1st                            12.9                   5.7
                                     2nd                             9.1                   6.6
                                     3rd                            -0.7                   0.3
                                     4th                             0.1                     3
     1989                            1st                             5.3                   7.1
                                     2nd                            68.8
                                     3rd                             7.9                  10.7
                                     4th                             1.8                     2
     1990                            1st                            -1.6                    -3
                                     2nd                             7.2                   6.3
                                     3rd                           -16.1                 -13.7
                                     4th                            11.3                   8.9
     1991                            1st                            16.4                  14.5
                                     2nd                            -1.2                  -0.2
                                     3rd                             4.4                   5.3
                                     4th                             7.7                   8.4
     1992                            1st                            -1.1                  -2.5
                                     2nd                            -1.9                   1.9
                                     3rd                             4.1                   3.2
                                     4th                             8.5                     5
     1993                            1st                             2.2                   4.4
                                     2nd                             0.3                   0.5
                                     3rd                             2.9                   2.6
                                     4th                             1.8                   2.3
     1994                            1st                            -4.1                  -3.8
                                     2nd                            -3.2                   0.4
                                     3rd                             6.7                   4.9
                                     4th                            -0.8                     0
     1995                            1st                             8.2                   9.7
                                     2nd                            11.8                   9.5
                                     3rd                            10.3                   7.9
                                     4th                              26
     1996                            1st                             6.2                   5.4
                                     2nd                             5.7                   4.5
                                     3rd                            53.1
                                     4th                             4.6                   8.3
     1997                            1st                            0.47                  0.98
                                     2nd                           12.19                 13.09
                                     3rd                            6.27                   6.7
                                     4th                            2.88                  3.62

*65% stocks, 35% bonds. See page 11 for details.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses for the Fund, but they do not reflect income taxes an investor would have incurred. The Composite Index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate, so investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellington Fund's expense ratio in fiscal year 1997 was 0.29%, or $2.90 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1997 of 1.34%, or $13.40 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.


                                 FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

      As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

      The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended November 30, 1997.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                     0.22%
Investment Advisory Expenses:                               0.04%
12b-1 Marketing Fees:                                        None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.01%
                                                     -----
Total Other Expenses:                                       0.03%
                                                            -----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                0.29%
                                                            =====

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

           ---------------------------------------------
           1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ---------------------------------------------
             $3          $9           $16          $37
           ---------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended November 30, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                                                          YEAR ENDED NOVEMBER 30,
                                      --------------------------------------------------------------------------------------------
                                         1997      1996      1995     1994      1993     1992     1991     1990     1989     1988
                                      --------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $ 28.34   $ 24.57   $ 19.33   $20.78    $19.34   $17.95   $16.29   $18.40   $16.82   $14.92
                                      --------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

Net Investment Income                    1.11     1.02        .96      .88       .92      .93      .96     1.01     1.02      .96
Net Realized and Unrealized
  Gain (Loss) on Investments             3.77     4.00       5.19    (1.03)     1.62     1.65     1.71    (1.46)    2.12     2.06
TOTAL FROM INVESTMENT
  OPERATIONS                             4.88     5.02       6.15     (.15)     2.54     2.58     2.67     (.45)    3.14     3.02
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

 Dividends from Net Investment
   Income                               (1.06)    (.97)      (.88)    (.92)     (.94)    (.96)   (1.01)   (1.06)    (.98)    (.98)
 Distributions from Realized
   Capital Gains                        (1.11)    (.28)      (.03)    (.38)     (.16)    (.23)     --      (.60)    (.58)    (.14)

   TOTAL DISTRIBUTIONS                  (2.17)   (1.25)      (.91)   (1.30)    (1.10)   (1.19)   (1.01)   (1.66)   (1.56)   (1.12)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 31.05   $28.34    $ 24.57   $19.33    $20.78   $19.34   $17.95   $16.29   $18.40   $16.82
==================================================================================================================================
TOTAL RETURN                            18.60%   21.26%     32.70%   -0.82%    13.62%   14.99%   16.81%   -2.65%   19.98%   21.03%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)  $21,340   $16,505   $12,333   $8,638   $7,917    $5,359   $3,473   $2,317   $2,035   $1,527
Ratio of Total Expenses
  to Average Net Assets                  0.29%     0.31%     0.33%    0.35%    0.34%     0.33%    0.35%    0.43%    0.42%    0.47%
Ratio of Net Investment Income
  to Average Net Assets                  3.97%     4.08%     4.37%    4.35%    4.55%     4.98%    5.39%    5.99%    5.77%    5.88%
Portfolio Turnover Rate                    27%       30%       24%      32%      34%       24%      35%      33%      30%      28%
Average Commission Rate Paid          $ .0571   $ .0287       N/A      N/A      N/A       N/A      N/A      N/A      N/A      N/A
----------------------------------------------------------------------------------------------------------------------------------


      From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


                               PLAIN TALK ABOUT

                            HOW TO READ THE FINANCIAL
                                HIGHLIGHTS TABLE

The Fund began fiscal 1997 with a net asset value (price) of $28.34 per share. During the year, the Fund earned $1.11 per share from investment income (interest and dividends) and $3.77 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $4.88 per share, $1.06 per share was returned to shareholders in the form of dividend distributions, and $1.11 per share in the form of capital gains distributions. The earnings ($4.88 per share) less total distributions ($2.17 per share) resulted in a share price of $31.05 at the end of the year, an increase of $2.71 per share (from $28.34 at the beginning of the period to $31.05 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 18.60% for the year.

      As of November 30, 1997, the Fund had $21.3 billion in net assets; an expense ratio of 0.29% ($2.90 per $1,000 of net assets); and net investment income amounting to 3.97% of its average net assets. It sold and replaced securities valued at 27% of its total net assets.

                                PLAIN TALK ABOUT

                                 BALANCED FUNDS
Balanced funds are "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.


A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard/Wellington Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Wellington Fund, you should also take into account your personal tolerance for the daily fluctuations of both the stock and bond markets.

       Look for the "warning flag" symbol [flag] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.


THE FUND'S OBJECTIVES

The Fund seeks to conserve capital and to provide moderate long-term capital growth and moderate income. These objectives are not fundamental, which means that they can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30 days' notice, in writing.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN STOCKS AND BONDS, COULD LOSE MONEY.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a balanced fund to your existing holdings, which could include other stock and bond -- as well as money market and tax-exempt -- investments.

- You are seeking moderate growth of your capital over the long term -- at least five years -- while, at the same time, conserving your capital as much as possible.

-     You are seeking moderate current income.

- You want a simple way to invest in a relatively fixed percentage of stocks and bonds.

      This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-     The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Fund's objectives of conservation of capital, moderate long-term capital growth, and moderate current income. It also explains important risks -- stock market risk, interest rate risk, manager risk, and credit risk -- faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

STOCKS
Roughly two-thirds of the Fund's assets are invested in common stocks. At times, the Fund may also invest in securities that are convertible into common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY THAT
       STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


                                PLAIN TALK ABOUT

                             COSTS AND MARKET-TIMING

Some investors try to profit from "market-timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                                PLAIN TALK ABOUT

                                 BOND MATURITIES


A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.


-----------------------------------------------------------------
                  U.S. STOCK MARKET RETURNS (1926 - 1997)
-----------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
-----------------------------------------------------------------
Best               53.9%        23.9%        20.1%         16.9%
Worst             -43.3        -12.5         -0.9           3.1
Average            13.0         10.5         10.9          10.9
-----------------------------------------------------------------

      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance of common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

      Finally, because Vanguard/Wellington Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.


BONDS

Approximately one-third of the Fund's assets are invested in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT
       BOND PRICES OVERALL WILL DECLINE OVER SHORT, OR EVEN EXTENDED, PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

      Although bonds are often thought to be less risky than stocks, there have been periods when bond values have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

      To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                       HOW INTEREST RATE CHANGES AFFECT BONDS*
------------------------------------------------------------------------------
                               VALUE OF A $1,000 BOND   VALUE OF A $1,000 BOND
                                AFTER A 2% INCREASE      AFTER A 2% DECREASE
MATURITY                         IN INTEREST RATES        IN INTEREST RATES
------------------------------------------------------------------------------
Short-Term (2.5 years)                 $956                     $1,046
Intermediate-Term (10 years)           $870                     $1,156
Long-Term (20 years)                   $816                     $1,251
------------------------------------------------------------------------------

*Assuming a 7% yield.

      These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

      Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen -- but not eliminate -- some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 70% of the Fund's assets in dividend-paying common stocks and the remaining 30% to 40% of assets in high-quality bonds. While the mix of stocks and bonds varies from time to time depending on the adviser's views of economic and market conditions, the stock portion can be expected to represent at least 60% of the Fund's holdings.

      The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold based on WMC's judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates. To achieve the Fund's objectives of conservation of capital, moderate long-term growth, and moderate income, the adviser follows specific strategies for stock and bond selection.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC
       MAY DO A POOR JOB OF SELECTING STOCKS AND BONDS.


STOCKS

WMC uses extensive research to find what it considers to be undervalued stocks of established, large- and medium-sized companies. WMC considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock's share price. In other words, the current prices of these large- and mid-cap stocks may be less than what the adviser thinks they are truly worth.

      The adviser's goal is to identify and purchase these securities before their value is recognized by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the adviser expects to moderate overall risk.

      The Fund's top ten stock holdings (which amounted to 15% of the Fund's net assets) as of November 30, 1997, follow:

    1. Allstate Corp.
    2. U.S. Bancorp
    3. Citicorp
    4. Union Pacific Corp.
    5. Wachovia Corp.
    6. Xerox Corp.
    7. Ford Motor Co.
    8. Kimberly-Clark Corp.
    9. General Electric Co.
   10. AT&T Corp.


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

                                PLAIN TALK ABOUT

                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as those of the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.


                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is approximately 80%.


      Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

BONDS

WMC selects high-quality bonds that, it believes, will generate a high and sustainable level of income. These bonds would include intermediate- and long-term corporate bonds, U.S. Treasury, government agency, and mortgage-backed and asset-backed bonds.

      A breakdown of the Fund's bond holdings (which amounted to 35% of the Fund's total net assets) as of November 30, 1997, follows:

           --------------------------------------------------
                                                PERCENTAGE OF
           TYPE OF BOND                         FUND'S ASSETS
           --------------------------------------------------
           Corporate                                 21%
           U.S. Treasury and government agency        9
           Foreign issuers                            5
           Other                                      0
           --------------------------------------------------


[FLAG] THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE
       POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

      WMC purchases bonds that are primarily investment-grade quality -- that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The average quality of bonds held by the Fund, as of November 30, 1997, was Aa2, according to Moody's.


      The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while Treasury bonds enjoy the highest credit ratings, their prices -- like the prices of other bonds in the Fund -- will fluctuate with changes in interest rates.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. It is not expected that the Fund's turnover rate will exceed 50% in the future. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in stocks of large- and medium-sized companies and high-quality intermediate- and long-term bonds issued by corporations, the U.S. government, and its agencies, the Fund may follow a number of investment policies to achieve its objectives.

   Up to 20% of the Fund's equity assets may be invested in the common stocks of foreign companies as well as in securities that are convertible into foreign stocks. The Fund may engage in currency transactions with respect to these securities. The Fund may also invest without limit in fixed-income securities issued by foreign governments and non-U.S.-based companies; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

      Because of its investments in foreign securities, the Fund is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.

      In addition, the Fund is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.

      The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

      The Fund may also invest in derivatives.

{FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK AND
       BOND (INTEREST RATE) FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. THE FUND MAY ALSO INVEST MODESTLY IN LESS RISKY CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs).

      Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets -- 5% -- may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

      The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks and bonds.


                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.


                                PLAIN TALK ABOUT

                                   DERIVATIVES


A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


- To reduce the Fund's transaction costs by buying futures instead of actual stocks and bonds.

- To add value to the Fund by buying futures instead of actual stocks and bonds when futures are cheaper.

      Please see the Statement of Additional Information for a more detailed discussion of the Fund's investments in derivatives. The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.



INVESTMENT LIMITATIONS

The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-     Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

      With respect to 75% of its assets, this Fund will not:

-     Invest more than 5% in the securities of any one company.

-     Buy more than 10% of the outstanding voting securities of any company.


      A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

As a balanced fund, Vanguard/Wellington Fund invests primarily in stocks, with a sizable holding of bonds -- so Fund performance is closely tied to both the stock and bond markets. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term, and by more stable growth over the long term. Bond market performance has been -- and remains -- strongly influenced by changes in interest rates.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED NOVEMBER 30, 1997

                                  [BAR GRAPH]

                                1 Year  3 Years  5 Years 10 Years  20 Years
                                ------  -------  ------- --------  --------
Wellington Fund ...............  18.6%   24.0%    16.6%    15.1%    14.8%
Wellington Composite Index ....  21.7%   24.7%    16.4%    16.0%    14.5%

The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Wellington Composite Index of 65% stocks and 35% bonds. The S&P 500 Index represents the stock portion of the Composite Index, while the Lehman Long Corporate AA or Better Bond Index makes up the bond portion. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

The Fund's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                            TOTAL ASSETS -  LIABILITIES
    NET ASSET VALUE =    ----------------------------------
                            NUMBER OF SHARES OUTSTANDING

      The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WELLTN.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are


                                PLAIN TALK ABOUT

                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still only have $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.



distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can choose to receive your distributions of income and capital gains (or of income alone) in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December. Vanguard will send you a statement each year showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $340 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

      A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Directors and officers of the Fund.

      Each quarter, WMC is paid an advisory fee based on average month-end net assets of the Fund and a sliding percentage scale:

           --------------------------------------------
           ASSETS MANAGED                           FEE
           --------------------------------------------
           First $1 billion                       0.10%
           Next $2 billion                        0.05
           Next $7 billion                        0.04
           Assets over $10 billion                0.03
           --------------------------------------------


      The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of the unmanaged Wellington Composite Index, which is made up of the S&P 500 Index (65% of the Composite Index) and the Lehman Long Corporate AA or Better Bond Index (35% of the Composite Index). Under the fee schedule, the base fee may be increased or decreased by up to 30%. The incentive/penalty fee will not be in full operation until the quarter ending February 28, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

      For the year ended November 30, 1997, the advisory fee represented an effective annual basic rate of 0.04% of the Fund's average net assets before a decrease of .0013% based on performance.

      The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

      The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.


                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP (WMC), an investment advisory firm founded in 1928, currently manages more than $169 billion in stock and bond portfolios, including 13 Vanguard funds. The managers responsible for overseeing Vanguard/Wellington Fund are:

      ERNST H. VON METZSCH, CFA, Senior Vice President of WMC; has worked in investment management since 1970; with WMC since 1973; M.Sc., The University of Leiden, The Netherlands, Ph.D., Harvard University.

      PAUL D. KAPLAN, Senior Vice President of WMC; has worked in investment management since 1974; with WMC since 1978; B.S., Dickinson College, M.S., The Sloan School of Management, Massachusetts Institute of Technology.

GENERAL INFORMATION

Vanguard/Wellington Fund is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as the election of Directors), each Fund share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.

"Standard & Poor's," "Standard & Poor's 500," "S&P 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

    Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

    The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Wellington Fund shareholder. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS                            Automatically set up for this Fund unless you notify
(SALES AND EXCHANGES)                            us otherwise.

VANGUARD DIRECT DEPOSIT                          Automatic method for depositing your paycheck or U.S.
SERVICE(TM)                                      government payment (including Social Security and
[BOOK GRAPHIC]                                   government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE SERVICE(SM)          Automatic method for moving a fixed amount of money
[BOOK GRAPHIC]                                   from one Vanguard fund account to another.*

VANGUARD FUND EXPRESS(R)                         Electronic method for buying or selling shares. You
[BOOK GRAPHIC)                                   can transfer money between your Vanguard fund account
                                                 and an account at your bank, savings and loan, or
                                                 credit union on a systematic schedule or whenever you
                                                 wish.*

VANGUARD DIVIDEND EXPRESS(SM)                    Electronic method for transferring dividend and/or
[BOOK GRAPHIC]                                   capital gains distributions directly from your
                                                 Vanguard fund account to your bank, savings and loan,
                                                 or credit union account.

VANGUARD BROKERAGE SERVICES                      A cost-effective way to trade stocks, bonds, and
(VBS)                                            options on major exchanges, Nasdaq, and other
[BOOK GRAPHIC]                                   domestic over-the-counter markets at reduced rates,
                                                 and to buy and sell shares of non-Vanguard mutual
                                                 funds. Call VBS (1-800-992-8327) for additional
                                                 information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.

Investor Information 1-800-662-7447 -- Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY
Vanguard's account registration form can be used to establish a variety of nonretirement accounts.


FOR ONE OR MORE PEOPLE                           To open an account in the name of one (individual) or
[BOOK GRAPHIC]                                   more (joint tenants) people. $3,000 minimum initial
                                                 investment.

FOR A MINOR CHILD                                To open an account as an UGMA/UTMA (Uniform
[BOOK GRAPHIC]                                   Gifts/Transfers to Minors Act) Age of majority and
                                                 other requirements are set by state law. $1,000
                                                 minimum initial investment.

FOR A MINOR CHILD                                To open an account as an Education IRA. Eligibility
(Vanguard Fiduciary Trust                        and other requirements are established by federal tax
Company is the custodian.)                       law. (Note: You should establish this type of account
[BOOK GRAPHIC]                                   with a Vanguard adoption agreement -- not an account
                                                 registration form.) Please call Investor Information
                                                 to request the appropriate brochure and forms. $500
                                                 minimum initial investment.

FOR HOLDING TRUST ASSETS                         To invest assets held in an existing trust. $3,000
[BOOK GRAPHIC]                                   minimum initial investment.

FOR THIRD-PARTY TRUSTEE RETIREMENT               To open an account as a retirement trust or plan
INVESTMENTS                                      based on an existing corporate or institutional plan.
(Vanguard is not the custodian                   These accounts are established by the custodian or
or trustee.)                                     trustee of the existing plan. $1,000 minimum initial
1-800-662-2003                                   investment.
Individual Retirement Plans

FOR AN ORGANIZATION                              To open an account as a corporation, partnership, or
                                                 other entity. These accounts may require a corporate
                                                 resolution or other documents to name the individuals
                                                 authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR A TRADITIONAL INDIVIDUAL                     To open a retirement account in the name of an
RETIREMENT ACCOUNT                               individual. Traditional IRAs can be established with
(TRADITIONAL IRA)                                a contribution, a direct rollover from an employer's
(Vanguard Fiduciary Trust                        plan, such as a 401(k), or an asset transfer or
Company is the custodian.)                       rollover from another financial institution, such as
                                                 a bank or mutual fund company. $1,000 minimum initial
                                                 investment.

FOR A ROTH INDIVIDUAL                            To open an after-tax retirement savings account in
RETIREMENT ACCOUNT                               the name of an individual. Roth IRAs can be
(ROTH IRA)                                       established with an after-tax contribution, an asset
(Vanguard Fiduciary Trust                        transfer or rollover from another financial
Company is the custodian.)                       institution such as a bank or mutual fund company, or
                                                 a conversion of an existing IRA. Eligibility and
                                                 other requirements are established by federal tax
                                                 law. $1,000 minimum initial investment.

Investor Information 1-800-662-7447 -- Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

FOR A SIMPLIFIED EMPLOYEE                        To open a retirement account in the name of an
PENSION PLAN ACCOUNT (SEP - IRA)                 employee. SEPs allow employers to make deductible
(Vanguard Fiduciary                              contributions directly to IRAs established by their
Trust Company is the custodian.)                 employees. A SEP can be established by people who are
1-800-662-2003                                   self-employed, small-business owners, partnerships,
Individual Retirement Plans                      or corporations.

FOR A SAVINGS INCENTIVE MATCH                    To open a retirement account in the name of an
PLAN FOR EMPLOYEES ACCOUNT                       employee. Created as part of the Small Business Job
(SIMPLE IRA)                                     Protection Act of 1996, SIMPLEs replace SAR - SEPs.
(Vanguard Fiduciary Trust                        SIMPLEs are exclusively for employers that had 100 or
Company is the custodian.)                       fewer employees in the most recent calendar year and
1-800-662-2003                                   that do not maintain another employer-sponsored
Individual Retirement Plans                      retirement plan. SIMPLEs can be established by people
                                                 who are self-employed, small-business owners,
                                                 partnerships, or corporations. Salary reduction
                                                 contributions may be made by the employee, with
                                                 matching or nonmatching contributions from the
                                                 employer.

FOR A QUALIFIED RETIREMENT                       To open a retirement account that allows
PROGRAM ACCOUNT                                  small-business owners or people who are self-employed
(Vanguard Fiduciary Trust                        to make tax-deductible retirement contributions for
Company can be the trustee.)                     themselves and their employees into Profit-Sharing
1-800-662-2003                                   and Money Purchase Pension (Keogh) plans.
Individual Retirement Plans

FOR A 403(b)(7) CUSTODIAL ACCOUNT                To open a retirement account that allows employees of
(Vanguard Fiduciary Trust                        tax-exempt institutions (for example, schools or
Company is the custodian.)                       hospitals) to make pretax retirement contributions.
1-800-662-2003
Individual Retirement Plans


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                                     Dividends and capital gains are automatically
                                                 reinvested in additional shares of the Fund
                                                 unless you request a different distribution
                                                 method.

DIVIDENDS IN CASH                                Dividends are paid by check and mailed to your
                                                 account's address of record, and capital gains
                                                 are reinvested in additional shares of the
                                                 Fund.

CAPITAL GAINS IN CASH                            Capital gains distributions are paid by check
                                                 and mailed to your account's address of
                                                 record, and dividends are reinvested in
                                                 additional shares of the Fund.

DIVIDENDS AND CAPITAL GAINS                      Both dividends and capital gains distributions
IN CASH                                          are paid by check and mailed to your account's
                                                 address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."

If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Investor Information 1-800-662-7447 -- Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                   OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                 $3,000 (regular account); $1,000        $100 by mail or exchange;
                                   (Traditional IRAs, Roth  IRAs,          $1,000 by wire.
                                   and custodial accounts for
                                   minors); $500 (Education IRAs).

BY MAIL                            Complete and sign the application       Mail your check with an
[ENVELOPE]                         form.                                   Invest-By-Mail form detached
FIRST-CLASS mail to:                                                       from your confirmation
The Vanguard Group                                                         statement to the address listed
P.O. Box 2600                                                              on the form.
Valley Forge, PA 19482-2600        Make your check payable to:             Make your check payable to:
                                   The Vanguard Group - 21                 The Vanguard Group - 21

EXPRESS or REGISTERED mail to:     All purchases must be made in           All purchases must be made in
The Vanguard Group                 U.S. dollars, and checks must           U.S. dollars, and checks must
455 Devon Park Drive               be drawn on U.S. banks.                 be drawn on U.S. banks.
Wayne, PA 19087-1815

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE                       Call Vanguard Tele-Account* 24          Call Vanguard Tele-Account* 24
[TELEPHONE]                        hours a day -- or Client                hours a day -- or Client
                                   Services during business hours          Services during business hours
1-800-662-6273                     -- to exchange from another             -- to exchange from another
Vanguard Tele-Account(R)           Vanguard fund account with the          Vanguard fund account with the
                                   same registration (name,                same registration (name,
1-800-662-2739                     address, taxpayer I.D., and             address, taxpayer I.D., and
Client Services                    account type).                          account type).

                                                                           Use Vanguard Fund Express (see
                                                                           "Services and Account
                                                                           Features") to transfer assets
                                                                           from your bank account. Call
                                                                           Client Services before your
                                                                           first use to verify that this
                                                                           option is in place.

                              *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

Investor Information 1-800-662-7447 -- Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

                                             OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT
BY WIRE                                      Call Client Services to arrange         Call Client Services to arrange
[WIRE]                                       your wire transaction.                  your wire transaction.
Wire to:
CoreStates Bank, N.A.                        Wire transactions are not               Wire transactions are not
ABA 031000011                                available for retirement                available for retirement
CoreStates No. 0101 9897                     accounts, except for asset              accounts, except for asset
[Temporary Account Number]                   transfers and direct rollovers.         transfers and direct rollovers.
Vanguard/Wellington Fund
[Account Registration]
Attention: Vanguard

AUTOMATICALLY                                                                        Vanguard offers a variety of
[GRAPHIC OF ARROWS IN A CIRCLE]                                                      ways that you can add to your
                                                                                     account automatically. See
                                                                                     "Services and Account
                                                                                     Features."

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.


REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

[check mark] Fund name.
[check mark] 10-digit account number.
[check mark] Name and address exactly as registered on that account.
[check mark] Social Security or employer identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

HOW TO SELL SHARES
You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:

[check mark]  Fund name and account number.

[check mark]  Amount of the transaction (in dollars or shares).

[check mark]  Signatures of all owners exactly as registered on the account.

[check mark]  Signature guarantees (if required).

[check mark]  Any supporting legal documentation that may be required.

[check mark]  Any certificates you are holding for the account.

   Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.

   The Fund reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

   Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

                      Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

SELLING OR EXCHANGING SHARES                           ACCOUNT TYPE
                                                       ALL TYPES EXCEPT RETIREMENT:
BY TELEPHONE                                           Call Vanguard Tele-Account* 24 hours a day -- or Client
[TELEPHONE RECEIVER]                                   Services during business hours -- to sell or exchange shares.
1-800-662-6273                                         You can exchange shares from this Fund to open an account in
Vanguard Tele-Account                                  another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

1-800-662-2739                                         RETIREMENT:
Client Services                                        You can exchange -- but not sell -- shares by calling
                                                       Tele-Account or Client Services.

                                                       *You must obtain a Personal Identification Number through
                                                       Tele-Account at least seven days before you request your first redemption.

BY MAIL                                                ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                                             Send a letter of instruction signed by all registered account
FIRST-CLASS mail to:                                   holders. Include the fund name and account number and (if you
The Vanguard Group                                     are selling) a dollar amount or number of shares OR (if you are
Vanguard/Wellington Fund                               exchanging) the name of the fund you want to exchange into and
P.O. Box 1120                                          a dollar amount or number of shares. To exchange into an
Valley Forge, PA 19482-1120                            account with a different registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the
EXPRESS or REGISTERED mail to:                         guaranteed signatures of all current account owners.
The Vanguard Group
Vanguard/Wellington Fund
455 Devon Park Drive                                   RETIREMENT:
Wayne, PA 19087-1815                                   For information on how to request distributions from:
                                                       - Traditional IRAs, Roth IRAs, Education IRAs -- call Client
                                                         Services.
                                                       - SEP - IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and
                                                       Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call
                                                       Individual Retirement Plans at 1-800-662-2003.

                                                       Depending on your account registration type, additional
                                                       documentation may be required.

EXCHANGING SHARES ONLINE                               You may use your personal computer to exchange shares of most
[COMPUTER GRAPHIC]                                     Vanguard funds by accessing our website (www.vanguard.com). To establish this service for your account, you must first
                                                       register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                                       The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED
                                                       INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD
                                                       REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO,
                                                       and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as
                                                       Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

AUTOMATICALLY                                          ALL TYPES EXCEPT RETIREMENT:
[GRAPHIC OF ARROWS IN A CIRCLE]                        Vanguard offers several ways to sell or exchange shares
                                                       automatically (see "Services and Account Features"). Call
                                                       Investor Information for the appropriate booklet and
                                                       application if you did not elect this feature when you opened your account.


Investor Information 1-800-662-7447 -- Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.



TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES
You may transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to: The Vanguard Group, Attention:
Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Wellington Fund account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of the Fund's holdings and other financial statements.

CONFIRMATION STATEMENT                       Sent each time you buy, sell, or exchange shares;
                                             confirms the trade date and the amount of your
                                             transaction.

PORTFOLIO SUMMARY                            Mailed quarterly; shows the market value of your
[BOOK]                                       account at the close of the statement period, as well
                                             as distributions, purchases, sales, and exchanges for
                                             the current calendar year.

FUND FINANCIAL REPORTS                       Mailed in January and July for this Fund.

TAX STATEMENTS                               Generally mailed in January; report previous year's
                                             dividend distributions, proceeds from the sale of
                                             shares, and distributions from IRAs or other
                                             retirement accounts.

AVERAGE COST STATEMENT                       Issued quarterly for most taxable accounts
[BOOK]                                       (accompanies your Portfolio Summary); shows the
                                             average cost of shares that you redeemed during the
                                             calendar year, using the average cost single category
                                             method.

Investor Information 1-800-662-7447 -- Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                        Toll-free access to Vanguard fund and account
1-800-662-6273                               information -- as well as some transactions --
                                             through any Touch-Tone(TM) telephone. Tele- Account
Any time, seven days a week, from            provides total return, share price, price change, and
anywhere in the continental United           yield quotations for all Vanguard funds; gives your
States.                                      account balances and history (e.g., last transaction,
[BOOK]                                       latest dividend distribution); and allows you to sell
                                             or exchange fund shares.

COMPUTER ACCESS                              Use your personal computer to learn more about
                                             Vanguard's funds and services; keep in touch with
  VANGUARD ONLINE(R)                         your Vanguard accounts; map out a long-term
  www.vanguard.com                           investment strategy; initiate certain transactions;
                                             and ask questions, make suggestions, and send
                                             messages to Vanguard.

                                             Our education-oriented website provides timely news
                                             and information about Vanguard's funds and services;
                                             an online "university" that offers a variety of
                                             mutual fund classes; and easy-to-use, interactive
                                             tools to help you create your own investment and
                                             retirement strategies.

Investor Information 1-800-662-7447 -- Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Wellington
Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Wellington Fund, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   - The Fund's objectives? (page 4)

   - The Fund's investment strategy?  (page 5)

   - Who should invest in the Fund? (page 4)

   - The risks associated with the Fund? (pages 4 - 10)

   - Whether the Fund is federally insured?
      (inside front cover)

   - The Fund's expenses? (page 2)

   - The backgrounds of the Fund's investment managers?
      (page 13)

   - How to open an account? (page 16)

   - How to sell or exchange shares? (pages 19 - 22)

   - How often you'll receive statements and financial reports?
      (page 22)

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to repay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.


FACE VALUE
The amount to be paid at maturity of a bond; the par value or principal.


FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT GRADE
Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482


INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335
For information on our funds,
fund services, and retirement accounts; requests for literature


CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738
For information on your account,
account transactions, and account statements


VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading stocks, bonds, and options at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access to price and yield, information on your account, certain transactions

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
World Wide Web
www.vanguard.com

E-mail
online@vanguard.com


(C) 1998 Vanguard Marketing
Corporation, Distributor

VANGUARD/
WELLINGTON FUND

Institutional Prospectus
March 19, 1998





This prospectus contains financial data for the Fund through the fiscal year ended November 30, 1997.

                                                       [THE VANGUARD GROUP LOGO]

VANGUARD/WELLINGTON FUND

A Balanced Mutual Fund

CONTENTS

Fund Profile                1

Fund Expenses               2

Financial Highlights        3

A Word About Risk           4

The Fund's Objectives       4

Who Should Invest           4

Investment Strategy         5

Investment Policies         8

Investment Limitations     10

Investment
Performance                10

Share Price                11

Dividends, Capital
Gains, and Taxes           11

The Fund and
Vanguard                   12

Investment Adviser         12

General Information        13

Investing
with Vanguard

-  For Plan Participants   15

-  For Other
   Institutional Investors 15

Accessing Fund
Information
by Computer                16

Glossary  Inside Back Cover



INVESTMENT OBJECTIVES AND POLICIES
Vanguard/Wellington Fund (the "Fund") is a diversified open-end investment company, or mutual fund, that seeks to conserve capital and to provide moderate long-term capital growth and moderate income.

   The Fund invests approximately 60% to 70% of its assets in dividend-paying stocks of established, large- and medium-sized companies that, in the adviser's opinion, are undervalued but whose prospects are improving. The remaining 30% to 40% of assets are invested primarily in high-quality, longer-term corporate bonds with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN STOCKS (WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE) AND BONDS (WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES), YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated March 19, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard/Wellington Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for your needs. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

                                                       Vanguard/Wellington Fund


WHO SHOULD INVEST (page 4)

-  Investors seeking moderate long-term capital growth and moderate income.
-  Investors willing to invest for the long term -- at least five years.

WHO SHOULD NOT INVEST

-  Investors seeking significant dividend income.
-  Investors unwilling to accept significant share-price fluctuations.

RISKS OF THE FUND (pages 4 - 10)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to -- among other risks -- stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply) and interest rate risk (the chance that bond prices will decline because of rising interest rates).

DIVIDENDS AND CAPITAL GAINS (page 11)

Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (page 12)

Wellington Management Company, LLP,
Boston, Mass.

INCEPTION DATE: July 1, 1929

NET ASSETS AS OF 11/30/1997: $21.3 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 11/30/1997: 0.29%

NEWSPAPER ABBREVIATION: Welltn

VANGUARD FUND NUMBER: 021

CUSIP NUMBER: 921935102

QUOTRON SYMBOL: VWELX.Q

         AVERAGE ANNUAL TOTAL RETURNS --
         PERIODS ENDED NOVEMBER 30, 1997

                         1 YEAR  5 YEARS   10 YEARS
Wellington Fund          18.6%   16.6%      15.1%
Composite Index*         21.7    16.4       16.0
*65% stocks, 35% bonds. See page 11 for details.

QUARTERLY RETURNS (%) 1988 - 1997 (intended to show volatility of returns) [Bar Graph]

QUARTERLY RETURN                    QUARTER                    FUND/PORTFOLIO          BENCHMARK
----------------                    -------                    --------------          ---------

     1988                            1st                            12.9                   5.7
                                     2nd                             9.1                   6.6
                                     3rd                            -0.7                   0.3
                                     4th                             0.1                     3
     1989                            1st                             5.3                   7.1
                                     2nd                            68.8
                                     3rd                             7.9                  10.7
                                     4th                             1.8                     2
     1990                            1st                            -1.6                    -3
                                     2nd                             7.2                   6.3
                                     3rd                           -16.1                 -13.7
                                     4th                            11.3                   8.9
     1991                            1st                            16.4                  14.5
                                     2nd                            -1.2                  -0.2
                                     3rd                             4.4                   5.3
                                     4th                             7.7                   8.4
     1992                            1st                            -1.1                  -2.5
                                     2nd                            -1.9                   1.9
                                     3rd                             4.1                   3.2
                                     4th                             8.5                     5
     1993                            1st                             2.2                   4.4
                                     2nd                             0.3                   0.5
                                     3rd                             2.9                   2.6
                                     4th                             1.8                   2.3
     1994                            1st                            -4.1                  -3.8
                                     2nd                            -3.2                   0.4
                                     3rd                             6.7                   4.9
                                     4th                            -0.8                     0
     1995                            1st                             8.2                   9.7
                                     2nd                            11.8                   9.5
                                     3rd                            10.3                   7.9
                                     4th                              26
     1996                            1st                             6.2                   5.4
                                     2nd                             5.7                   4.5
                                     3rd                            53.1
                                     4th                             4.6                   8.3
     1997                            1st                            0.47                  0.98
                                     2nd                           12.19                 13.09
                                     3rd                            6.27                   6.7
                                     4th                            2.88                  3.62


*65% stocks, 35% bonds. See page 11 for details.


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses for the fund, but they do not reflect income taxes an investor would have incurred. The composite index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate, so investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.
   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended November 30, 1997.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellington Fund's expense ratio in fiscal year 1997 was 0.29%, or $2.90 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1997 of 1.34%, or $13.40 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.


ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                    0.22%
Investment Advisory Expenses:                              0.04%
12b-1 Marketing Fees:                                       None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.01%
                                                     -----
Total Other Expenses:                                      0.03%
                                                           -----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):               0.29%
                                                           =====

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

           1 YEAR      3 YEARS      5 YEARS     10 YEARS
             $3          $9           $16          $37

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended November 30, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard (see back cover).


                                                                            YEAR ENDED NOVEMBER 30,
                                                                            -----------------------
                                          1997      1996      1995      1994     1993    1992     1991    1990      1989     1988
                                          ----      ----      ----      ----     ----    ----     ----    ----      ----     ----
NET ASSET VALUE, BEGINNING OF PERIOD    $28.34    $24.57    $19.33    $20.78     19.34  $17.95   $16.29   $18.40    $16.82   $14.92
------------------------------------    ------    ------    ------    ------     -----  ------   ------   ------    ------   ------
INVESTMENT OPERATIONS
 Net Investment Income                    1.11      1.02       .96       .88       .92     .93      .96     1.01      1.02      .96
 Net Realized and Unrealized
   Gain (Loss) on Investments             3.77      4.00      5.19     (1.03)     1.62    1.65     1.71    (1.46)     2.12     2.06
  TOTAL FROM INVESTMENT
    OPERATIONS                            4.88      5.02      6.15      (.15)     2.54    2.58     2.67     (.45)     3.14     3.02
    ----------                            ----      ----      ----      -----     ----    ----     ----     -----     ----     ----
DISTRIBUTIONS
 Dividends from Net Investment Income    (1.06)     (.97)     (.88)     (.92)    (.94)    (.96)   (1.01)   (1.06)     (.98)    (.98)
 Distributions from Realized
  Capital Gains                          (1.11)     (.28)     (.03)     (.38)    (.16)    (.23)      --     (.60)     (.58)    (.14)
------------------------------------    ------    ------    ------    ------     -----  ------   ------   ------    ------   ------
 TOTAL DISTRIBUTIONS                     (2.17)    (1.25)     (.91)    (1.30)   (1.10)   (1.19)   (1.01)   (1.66)    (1.56)   (1.12)
 -------------------                     ------    ------     -----    ------   ------  ------   ------   ------    ------   ------
NET ASSET VALUE, END OF PERIOD          $31.05    $28.34    $24.57    $19.33   $20.78   $19.34   $17.95    $16.29   $18.40   $16.82
                                        ------    ------    ------    ------   ------   ------   ------    ------   ------   ------
TOTAL RETURN                             18.60%    21.26%    32.70%    -0.82%   13.62%   14.99%   16.81%   -2.65%    19.98%   21.03%
                                         =====     =====     =====      ====    =====    =====    =====     ====     =====    =====
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)   $21,340   $16,505   $12,333    $8,638   $7,917   $5,359   $3,473   $2,317    $2,035   $1,527
Ratio of Total Expenses
  to Average Net Assets                  0.29%      0.31%     0.33%     0.35%    0.34%    0.33%    0.35%    0.43%     0.42%    0.47%
Ratio of Net Investment Income
  to Average Net Assets                  3.97%      4.08%     4.37%     4.35%    4.55%    4.98%    5.39%    5.99%     5.77%    5.88%
Portfolio Turnover Rate                    27%        30%       24%       32%      34%      24%      35%      33%       30%      28%
Average Commission Rate Paid            $.0571    $.0287       N/A       N/A      N/A      N/A      N/A      N/A       N/A    N/A
----------------------------            ------    ------       ---       ---      ---      ---      ---      ---       ---    ---

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1997 with a net asset value (price) of $28.34 per share. During the year, the Fund earned $1.11 per share from investment income (interest and dividends) and $3.77 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $4.88 per share, $1.06 per share was returned to shareholders in the form of dividend distributions, and $1.11 per share in the form of capital gains distributions. The earnings ($4.88 per share) less total distributions ($2.17 per share) resulted in a share price of $31.05 at the end of the year, an increase of $2.71 per share (from $28.34 at the beginning of the period to $31.05 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 18.60% for the year.

   As of November 30, 1997, the Fund had $21.3 billion in net assets; an expense ratio of 0.29% ($2.90 per $1,000 of net assets); and net investment income amounting to 3.97% of its average net assets. It sold and replaced securities valued at 27% of its total net assets.

PLAIN TALK ABOUT
 BALANCED FUNDS

Balanced funds are "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard/Wellington Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Wellington Fund, you should also take into account your personal tolerance for the daily fluctuations of both the stock and bond markets.

   Look for the "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.


THE FUND'S OBJECTIVES

The Fund seeks to conserve capital and to provide moderate long-term capital growth and moderate income. These objectives are not fundamental, which means that they can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30 days' notice, in writing.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN STOCKS AND BONDS, COULD LOSE MONEY.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a balanced fund to your existing holdings, which could include other stock and bond -- as well as money market and tax-exempt -- investments.

- You are seeking moderate growth of your capital over the long term -- at least five years -- while, at the same time, conserving your capital as much as possible.

-  You are seeking moderate income.

- You want a simple way to invest in a relatively fixed percentage of stocks and bonds.

This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund. If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Fund's objectives of conservation of capital, moderate long-term capital growth, and moderate current income. It also explains important risks -- stock market risk, interest rate risk, manager risk, and credit risk -- faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

STOCKS

Roughly two-thirds of the Fund's assets are invested in common stocks. At times, the Fund may also invest in securities that are convertible into common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY
       THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


                                PLAIN TALK ABOUT

                             COSTS AND MARKET-TIMING

Some investors try to profit from "market-timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

                                PLAIN TALK ABOUT

                                 BOND MATURITIES


A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.


U.S. STOCK MARKET RETURNS (1926 - 1997)

                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
Best               53.9%       23.9%         20.1%        16.9%
Worst             -43.3       -12.5          -0.9          3.1
Average            13.0        10.5          10.9         10.9

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance of common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   Finally, because Vanguard/Wellington Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

BONDS

Approximately one-third of the Fund's assets are invested in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE
       POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT, OR EVEN EXTENDED, PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER -TERM BONDS.

   Although bonds are often thought to be less risky than stocks, there have been periods when bond values have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

   To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three bonds of different maturities, each with a face value of $1,000.

                            HOW INTEREST RATE CHANGES AFFECT BONDS*
                       VALUE OF A $1,000 BOND    VALUE OF A $1,000 BOND
                         AFTER A 2% INCREASE     AFTER A 2% DECREASE
MATURITY                  IN INTEREST RATES        IN INTEREST RATES
Short-Term (2.5 years)          $956                    $1,046
Intermediate-Term (10 years)    $870                    $1,156
Long-Term (20 years)            $816                    $1,251

*Assuming a 7% yield.

   These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

         Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen -- but not eliminate -- some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds.

SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 70% of the Fund's assets in dividend-paying common stocks and the remaining 30% to 40% of assets in high-quality bonds. While the mix of stocks and bonds varies from time to time depending on the adviser's views of economic and market conditions, the stock portion can be expected to represent at least 60% of the Fund's holdings.

         The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold based on WMC's judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates. To achieve the Fund's objectives of conservation of capital, moderate long-term growth, and moderate income, the adviser follows specific strategies for stock and bond selection.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC MAY DO A POOR JOB OF SELECTING STOCKS AND BONDS.

STOCKS

WMC uses extensive research to find what it considers to be undervalued stocks of established, large- and medium-sized companies. WMC considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock's share price. In other words, the current prices of these large- and mid-cap stocks may be less than what the adviser thinks they are truly worth.

         The adviser's goal is to identify and purchase these securities before their value is recognized by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the adviser expects to moderate overall risk.

         The Fund's top ten stock holdings (which amounted to 15% of the Fund's net assets) as of November 30, 1997, follow:

    1. Allstate Corp.
    2. U.S. Bancorp
    3. Citicorp
    4. Union Pacific Corp.
    5. Wachovia Corp.
    6. Xerox Corp.
    7. Ford Motor Co.
    8. Kimberly-Clark Corp.
    9. General Electric Co.
   10. AT&T Corp.

                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds. Note that a fund's capitalization parameters (that is, what constitutes a large-, mid-, or small-cap stock) may vary from the parameters set by a particular index.

                                PLAIN TALK ABOUT

                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as those of the Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all domestic stock funds is approximately 80%.

         Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

BONDS

WMC selects high-quality bonds that, it believes, will generate a high and sustainable level of income. These bonds would include intermediate- and long-term corporate bonds, U.S. Treasury, government agency, and mortgage-backed and asset-backed bonds.

         A breakdown of the Fund's bond holdings (which amounted to 35% of the Fund's total net assets) as of November 30, 1997, follows:

           ------------------------------------------------
                                              PERCENTAGE OF
           TYPE OF BOND                       FUND'S ASSETS
           ------------------------------------------------
           Corporate                             21%
           U.S. Treasury and government agency    9
           Foreign issuers                        5
           Other                                  0
           ------------------------------------------------

[FLAG] THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

         WMC purchases bonds that are primarily investment-grade quality -- that is, bonds that are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The average quality of bonds held by the Fund, as of November 30, 1997, was Aa2, according to Moody's.


         The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while Treasury bonds enjoy the highest credit ratings, their prices -- like the prices of other bonds in the Fund -- will fluctuate with changes in interest rates.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. It is not expected that the Fund's turnover rate will exceed 50% in the future. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in stocks of large- and medium-sized companies and high-quality intermediate- and long-term bonds issued by corporations, the U.S. government, and its agencies, the Fund may follow a number of investment policies to achieve its objectives.

         Up to 20% of the Fund's equity assets may be invested in the common stocks of foreign companies as well as in securities that are convertible into foreign stocks. The Fund may engage in currency transactions with respect to these securities. The Fund may also invest without limit in fixed-income securities issued by foreign governments and non-U.S.-based companies; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards.

         Because of its investments in foreign securities, the Fund is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.

         In addition, the Fund is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.

         The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

         The Fund may also invest in derivatives.

[FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK AND BOND (INTEREST RATE) FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. THE FUND MAY ALSO INVEST MODESTLY IN LESS RISKY CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs).

         Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets -- 5% -- may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

         The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks and bonds.

                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING

BECAUSE FOREIGN STOCK MARKETS OPERATE DIFFERENTLY FROM THE U.S. MARKET, AMERICANS INVESTING ABROAD WILL ENCOUNTER RISKS NOT TYPICALLY ASSOCIATED WITH U.S. COMPANIES. FOR INSTANCE, FOREIGN COMPANIES ARE NOT SUBJECT TO THE SAME ACCOUNTING, AUDITING, AND FINANCIAL REPORTING STANDARDS AND PRACTICES AS U.S. COMPANIES; AND THEIR STOCK MAY NOT BE AS LIQUID AS THE STOCK OF SIMILAR U.S. COMPANIES. IN ADDITION, FOREIGN STOCK EXCHANGES, BROKERS, AND COMPANIES GENERALLY HAVE LESS GOVERNMENT SUPERVISION AND REGULATION THAN THEIR COUNTERPARTS IN THE UNITED STATES. THESE FACTORS, AMONG OTHERS, COULD NEGATIVELY IMPACT THE RETURNS AMERICANS RECEIVE FROM A FOREIGN INVESTMENT. FOR MORE INFORMATION, SEE THE STATEMENT OF ADDITIONAL INFORMATION.

                                PLAIN TALK ABOUT

                                   DERIVATIVES


A DERIVATIVE IS A FINANCIAL CONTRACT WHOSE VALUE IS BASED ON (OR "DERIVED" FROM) A TRADITIONAL SECURITY (SUCH AS A STOCK OR A BOND), AN ASSET (SUCH AS A COMMODITY LIKE GOLD), OR A MARKET INDEX (SUCH AS THE S&P 500 INDEX). FUTURES AND OPTIONS ARE DERIVATIVES THAT HAVE BEEN TRADING ON REGULATED EXCHANGES FOR MORE THAN TWO DECADES. THESE "TRADITIONAL" DERIVATIVES ARE STANDARDIZED CONTRACTS THAT CAN EASILY BE BOUGHT AND SOLD, AND WHOSE MARKET VALUES ARE DETERMINED AND PUBLISHED DAILY. IT IS THESE CHARACTERISTICS THAT DIFFERENTIATE FUTURES AND OPTIONS FROM THE RELATIVELY NEW, TYPES OF DERIVATIVES -- SOME OF WHICH CAN
CARRY CONSIDERABLE RISKS.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

WHENEVER YOU SEE INFORMATION ON A FUND'S PERFORMANCE, DO NOT CONSIDER THE FIGURES TO BE AN INDICATION OF THE PERFORMANCE YOU COULD EXPECT BY MAKING AN INVESTMENT IN THE FUND TODAY. THE PAST IS AN IMPERFECT GUIDE TO THE FUTURE; HISTORY DOES NOT REPEAT ITSELF IN NEAT, PREDICTABLE PATTERNS.

- To reduce the Fund's transaction costs by buying futures instead of actual stocks and bonds.

- To add value to the Fund by buying futures instead of actual stocks and bonds when futures are cheaper.

         Please see the Statement of Additional Information for a more detailed discussion of the Fund's investments in derivatives. The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

INVESTMENT LIMITATIONS


The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-        Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

         With respect to 75% of its assets, this Fund will not:

-        Invest more than 5% in the securities of any one company.

-        Buy more than 10% of the outstanding voting securities of any company.

         A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

As a balanced fund, Vanguard/Wellington Fund invests primarily in stocks, with a sizable holding of bonds -- so Fund performance is closely tied to both the stock and bond markets. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term, and by more stable growth over the long term. Bond market performance has been -- and remains -- strongly influenced by changes in interest rates.

                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED NOVEMBER 30, 1997

                                  [BAR CHART]

                           1 Year   3 Years   5 Years   10 Years   20 Years
                           ------   -------   -------   --------   --------
Wellington Fund            18.6%     24.0%     16.6%     15.1%      14.8%
Wellington Composite Index 21.7%     24.7%     16.4%     16.0%      14.5%

         The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Wellington Composite Index of 65% stocks and 35% bonds. The S&P 500 Index represents the stock portion of the Composite Index, while the Lehman Long Corporate AA or Better Bond Index makes up the bond portion. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

SHARE PRICE

The Fund's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                             TOTAL ASSETS  -  LIABILITIES
   NET ASSET VALUE  =      --------------------------------
                             NUMBER OF SHARES OUTSTANDING

         The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

         The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WELLTN.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

         If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

         If your Vanguard/Wellington Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your tax adviser about other tax consequences of an investment in the Fund.

THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $340 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

         A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Directors and officers of the Fund.

         Each quarter, WMC is paid an advisory fee based on average month-end net assets of the Fund and a sliding percentage scale:

           --------------------------------------------
           ASSETS MANAGED                           FEE
           --------------------------------------------
           First $1 billion                        0.10%
           Next $2 billion                         0.05
           Next $7 billion                         0.04
           Assets over $10 billion                 0.03
           --------------------------------------------

         The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of the unmanaged Wellington Composite Index, which is made up of the S&P 500 Index (65% of the Composite Index) and the Lehman Long Corporate AA or Better Bond Index (35% of the Composite Index). Under the fee schedule, the base fee may be increased or decreased by up to 30%. The incentive/penalty fee will not be in full operation until the quarter ending February 28, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

         For the year ended November 30, 1997, the advisory fee represented an effective annual basic rate of 0.04% of the Fund's average net assets before a decrease of .0013% based on performance.

         The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

         The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

GENERAL INFORMATION

Vanguard/Wellington Fund is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP (WMC), an investment advisory firm founded in 1928, currently manages more than $169 billion in stock and bond portfolios, including 13 Vanguard funds. The managers responsible for overseeing Vanguard/Wellington Fund are:

         ERNST H. VON METZSCH, CFA, Senior Vice President of WMC; has worked in investment management since 1970; with WMC since 1973; M.Sc., The University of Leiden, The Netherlands, Ph.D., Harvard University.

         PAUL D. KAPLAN, Senior Vice President of WMC; has worked in investment management since 1974; with WMC since 1978; B.S., Dickinson College, M.S., The Sloan School of Management, Massachusetts Institute of Technology.

liabilities of the corporation. If any matters are to be voted on by shareholders (such as the election of Directors), each Fund share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.

"Standard & Poor's," "Standard & Poor's 500," "S&P 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Wellington Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard/Wellington Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

         If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


         Vanguard must consider the interests of all Fund shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-        Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ONLINE(R)
www.vanguard.com

Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY
A measure of a bond issuer's ability to repay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.


FACE VALUE
The amount to be paid at maturity of a bond; the par value or principal.


FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT GRADE
Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482


FOR PARTICIPANTS IN
EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES
CENTER
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004
For information on the
Vanguard funds in your plan,
Monday through Friday,
8:30 a.m. to 9 p.m.,
Eastern time


FOR OTHER INSTITUTIONAL INVESTORS
1-800-523-1036
For information on Vanguard funds and services


ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
World Wide Web
www.vanguard.com


E-mail
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(C) 1998 Vanguard Marketing
Corporation, Distributor

IO21N

                                     PART B

                         VANGUARD/WELLINGTON FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 19, 1998

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated March 19, 1998). To obtain the Prospectus please call the Investor Information Department:
                                 1-800-662-7447

                               TABLE OF CONTENTS


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                                                              PAGE
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Investment Objectives and Policies..........................     1
Yield & Total Return........................................     6
Purchase of Shares..........................................     6
Redemption of Shares........................................     6
The Share Price of the Fund.................................     7
Investment Limitations......................................     8
Management of the Fund......................................    10
Investment Advisory Services................................    13
Portfolio Transactions......................................    14
Financial Statements........................................    15
Performance Measures........................................    15
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                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectus.

     REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Custodian Bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" on page 2.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured

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

creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES The Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are consistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned,
(b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, whose rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights pass with the loaned securities but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's Adviser that an adequate trading market exists for the security. From time to time, the Fund's Board of Directors or the Fund's Adviser may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.


     MORTGAGE-BACKED SECURITIES The Fund may invest in mortgage-backed securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities may be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government, or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes, with principal and interest allocated to each class in a variety of ways. Each class of a CMO or "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The Fund will invest

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

modestly in those CMO classes which feature a high degree of cash flow predictability and moderate vulnerability to prepayment risk, and that carry high-quality investment grade credit ratings.


     FOREIGN INVESTMENTS As indicated in the Prospectus, the Fund may invest up to 20% of its equity assets in foreign common stocks and securities convertible into common stocks. The Fund may also invest without limit in U.S. dollar denominated debt securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S., without limit. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.


     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


     Other risks and considerations of international investing include: differences in accounting, auditing, and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a portfolio's foreign securities, which may reduce dividend income payable to shareholders; adverse change in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; and potential restriction on the flow of international capital.



     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS Special rules govern the federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. Some of the foreign currency-denominated investments and foreign currency contracts the Fund may make or enter into may be subject to those special currency rules. The types of transactions covered by the special rules include the following; (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in treasury regulations, preferred stock); (ii) the accrual of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the


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


marking-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply.



     With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.


     FUTURES CONTRACTS The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold, and margin requirements may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures market primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the

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

price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contacts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

                             YIELD AND TOTAL RETURN

     The yield of the Fund for the 30-day period ended November 30, 1997 was +3.73%. Yields are calculated daily and premiums and discounts on asset-backed accounts are not amortized.

     The average annual total return of the Fund for the one-, five- and ten-year periods ending November 30, 1997 was +18.60%, +16.55% and +15.11%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                               PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.


     The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                              REDEMPTION OF SHARES


     The Fund may suspend redemption privileges or postpone the date of payment:
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


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


     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interest of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.


     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.

     SIGNATURE GUARANTEES To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signatures guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.


     Signature guarantees may be provided by banks, brokers, or any other guarantor institution that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE SIGNATURE GUARANTORS.


     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                          THE SHARE PRICE OF THE FUND

     The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open for trading.


     Fund securities for which market quotations are readily available (including those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.


     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the Fund is valued. If events which materially affect the value of the Fund's


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

investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.

     In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.


     The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".



     The Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:



     If you place your order through Schwab and it is received before 3 p.m. Eastern time on any business day, your order will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. If your order is received after 3 p.m. Eastern time, it will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.


                             INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of at least a majority of the outstanding voting securities of the Fund. The Fund will not: (1) invest in commodities or real estate although it may purchase and sell securities of companies which deal in real estate or interests therein, and it may invest in stock and bond futures contracts and options to the extent that not more than 5% of its assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures and options at any time;
(2) make loans except (i) by purchasing a portion of an issue of bonds, debentures or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, and
(ii) as provided under "Lending of Securities" (See page 2); (3) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer; (4) borrow money except up to a limit of 10% of net assets for extraordinary or emergency purposes (the Fund has never borrowed money and intends to limit any future borrowing to 5% of the lower of the market value or cost of its assets); (5) engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities. Additionally, the Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this limitation includes the Fund's investment in The Vanguard Group, Inc.); (6) purchase securities on margin (except as provided for above in (1)), or sell securities short; (7) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund; or (8) invest to control other companies nor concentrate its investments in a particular industry or group of industries.



     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Fund and other investment companies (See "The Vanguard Group", page 9). As a non-fundamental policy, the Fund will not purchase or retain securities of an issuer if (i) one or more Officers or Directors of the Fund or its Adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) such persons own or would own in the aggregate 5% of such securities.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Director*

  Senior Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of the Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Director*


  Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, (DOB: 9/28/1935) Director

  Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER,
(DOB: 10/11/1928) Director


  Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.


BRUCE K. MACLAURY, (DOB: 5/7/1931) Director

  President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, (DOB: 8/28/1932) Director

  Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Company.

ALFRED M. RANKIN, (DOB: 10/8/1941) Director

  Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of the BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, (DOB: 6/12/1936) Director

  President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter and Gamble Company, and NACCO Industries.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Director


  Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.


J. LAWRENCE WILSON, (DOB: 3/2/1936) Director


  Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; Trustee of Vanderbilt University.


RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*

  Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, (DOB: 3/22/1937)
Treasurer*

  Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*

  Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------------
*Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1997, the Fund had contributed capital of $1,416,000 to Vanguard, representing 7.1% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and
(b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.


     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1997, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $40,886,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .20 of 1% of its average month end net assets. During the fiscal year ended November 30, 1997, the Fund paid approximately $3,933,000, of the Group's distribution and marketing expenses.


     INVESTMENT ADVISORY SERVICES Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, Vanguard Index Trust, several Portfolios of Vanguard Variable Insurance Fund, the Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, the REIT Index Portfolio of Vanguard Specialized Portfolio, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard Explorer Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


DIRECTOR/TRUSTEE COMPENSATION


     The individuals in the table below serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their Officers on a shared basis, as well. However, Officers are compensated by The Vanguard Group, Inc., not the Funds.



     INDEPENDENT DIRECTORS/TRUSTEES The Funds compensate their independent Directors/Trustees -- that is, the ones who are not also officers of the Fund -- in three ways:


     - The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

     - The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

     - Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.


     "INTERESTED" DIRECTORS/TRUSTEES  The Funds' interested
Directors/Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.



     COMPENSATION TABLE The following table provides compensation details for each of the Directors. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended November 30, 1997.


                            VANGUARD/WELLINGTON FUND
                               COMPENSATION TABLE


                                           PENSION OR RETIREMENT
                             AGGREGATE      BENEFITS ACCRUED AS       ESTIMATED        TOTAL COMPENSATION
                            COMPENSATION       PART OF FUND        ANNUAL BENEFITS   FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS       FROM FUND           EXPENSES          UPON RETIREMENT    PAID TO DIRECTORS(2)
    ------------------      ------------   ---------------------   ---------------   -----------------------
John C. Bogle(1)                  None              None                  None                  None
John J. Brennan(1)                None              None                  None                  None
Barbara Barnes Hauptfuhrer    $  4,870            $  702               $15,000               $70,000
Robert E. Cawthorn            $  4,870            $  585               $13,000               $70,000
Bruce K. MacLaury             $  5,180            $  672               $12,000               $65,000
Burton G. Malkiel             $  4,900            $  471               $15,000               $70,000
Alfred M. Rankin, Jr.         $  4,870            $  370               $15,000               $70,000
John C. Sawhill               $  4,870            $  439               $15,000               $70,000
James O. Welch, Jr.           $  4,870            $  540               $15,000               $70,000
J. Lawrence Wilson            $  4,870            $  390               $15,000               $70,000


(1)As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2)The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                          INVESTMENT ADVISORY SERVICES

     The Fund employs Wellington Management Company, LLP (WMC) under an investment advisory agreement dated March 1, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

     The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                   NET ASSETS                     RATE
                   ----------                     ----
First $1 billion................................  .100%
Next $2 billion.................................  .050%
Next $7 billion.................................  .040%
Over $10 billion................................  .030%

     During the fiscal years ended November 30, 1995, 1996 and 1997, the Fund paid the following advisory fees:

                                                              1995         1996         1997
                                                           ----------   ----------   ----------
Basic Fee................................................  $5,261,000   $6,042,000   $7,447,000
Increase (Decrease) for Performance Adjustment...........          --       79,000     (244,000)
                                                           ----------   ----------   ----------
  Total..................................................  $5,261,000   $6,121,000   $7,203,000
                                                           ==========   ==========   ==========


     The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the investment record of the "Composite Index," 65% of which shall be comprised of the Standard & Poor's Composite Stock Price Index, and 35% of which shall be comprised of the Lehman Long-Term Corporate AA or Better Bond Index.


              CUMULATIVE 36-MONTH PERFORMANCE                   PERFORMANCE FEE
                 VERSUS THE COMPOSITE INDEX                       ADJUSTMENT
              -------------------------------                   ---------------
Less than -6% points........................................    -0.30 X Basic Fee*
Between -3% points and -6% points...........................    -0.15 X Basic Fee
Between -3% points and 3% points............................        0 X Basic Fee
Between 3% points and 6% points.............................     0.15 X Basic Fee
More than 6% points.........................................     0.30 X Basic Fee

     * For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same 36-month period over which the performance is measured.

     The new incentive penalty fee will not be fully operable until the quarter ending February 28, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"(1)), and (ii) the performance adjustment based on the schedule set forth in the previous investment advisory agreement(2) (the "previous rate") as follows:


          1. QUARTER ENDING NOVEMBER 30, 1997. 58.4% of the incentive/penalty fee was calculated according to the new rate and 41.6% of the incentive/penalty fee was calculated according to the previous rate.



          2. QUARTER ENDING FEBRUARY 28, 1998. 67% of the incentive/penalty fee was calculated according to the new rate and 33% of the incentive/penalty fee was calculated according to the previous rate.


---------------
(1) The benchmark used for the new rate calculation will consist of linking the return of the "new" benchmark (Lehman Long-Term Corporate AA or Better Bond Index) to the return of the "previous" benchmark (Salomon Brothers High-Grade Corporate Bond Index) in the same varying percentages that are listed in note (2).

(2) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .02% per annum (.005% per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of a "Combined Index" which included the Salomon Brothers High-Grade Corporate Bond Index for the debt portion of the Combined Index.

          3. QUARTER ENDING MAY 31, 1998. 75% of the incentive/penalty fee shall be calculated according to the new rate and 25% of the incentive/penalty fee shall be calculated according to the previous rate.


          4. QUARTER ENDING AUGUST 31, 1998. 83.4% of the incentive/penalty fee shall be calculated according to the new rate and 16.6% of the incentive/penalty fee shall be calculated according to the previous rate.

          5. QUARTER ENDING NOVEMBER 30, 1998. 91.7% of the incentive/penalty fee shall be calculated according to the new rate and 8.3% of the incentive/penalty fee shall be calculated according to the previous rate.

          6. QUARTER ENDING FEBRUARY 28, 1999.  New rate fully operable.


     The present agreement continues until February 28, 1999. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time: (1) by vote of the Board of Directors of the Fund on 60 days' written notice to WMC, or (2) by WMC upon 90 days' written notice to the Fund.


     The Fund's Board of Directors may, without the approval of shareholders, provide for:

          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

          B. A change in the terms of an advisory agreement.

          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.


     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.


     Because WMC provides only investment advisory services to the Fund and has no control over the Fund's expenses, WMC has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with state authorities which require an expense guarantee.


     DESCRIPTION OF WMC WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.


                             PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes WMC (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs WMC to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. WMC has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, WMC will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or WMC. WMC considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, WMC may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of WMC to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that WMC may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. WMC will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to WMC and/or the Fund. However, WMC has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended November 30, 1995, 1996, and 1997 the Fund paid $2,478,087, $5,563,124, and $6,369,711 in brokerage commissions, respectively.


     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by WMC. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by WMC is considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by WMC.

                              FINANCIAL STATEMENTS

     The Fund's Financial Statements for the year ended November 30, 1997, including the financial highlights for each of the five years in the period ended November 30, 1997, appearing in the Vanguard/Wellington Fund 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     Each of the investment company members of The Vanguard Group Inc., including Vanguard/Wellington Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.


STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.


STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.



STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly-traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly-issued, nonconvertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).
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LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that, by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

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